UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 3, 2021

LeMaitre Vascular, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33092	04-2825458
(Commission File Number)	(IRS Employer Identification No.)

63 Second Avenue
Burlington, Massachusetts	01803
(Address of Principal Executive Offices)	(Zip Code)

(781) 221-2266
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LMAT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On July 3, 2021, the Compensation Committee of the Board of Directors (the “Board”) of LeMaitre Vascular, Inc. (the “Company”) approved changes to the Company’s equity compensation program and to the anticipated 2022 cash compensation of certain executives, including all named executive officers, following an internal compensation review.

Changes in annual equity compensation for the named executive officers are:

Name	Prior Annual Equity Compensation Value	New Annual Equity Compensation Value
George W. LeMaitre	$725,000	$1,100,000
Joseph P. Pellegrino, Jr.	$250,000	$500,000
David B. Roberts	$250,000	$500,000
Trent G. Kamke	$115,000	$225,000

Awards to the named executive officers would be in the form of 50% options, 25% restricted stock units and 25% performance stock units. Awards are typically granted in the fourth quarter of each calendar year.

Changes in annual cash compensation for the named executive officers, anticipated to be effective on January 1, 2022, are:

Name	2021 Annual Salary	2021 Annual Bonus at Plan	2022 Annual Salary	2022 Annual Bonus at Plan
George W. LeMaitre	$473,470	$278,512	$568,498	$333,880
Joseph P. Pellegrino, Jr.	$341,437	$134,070	$365,256	$142,044
David B. Roberts	$385,924	$150,082	$411,781	$160,137
Trent G. Kamke	$262,315	$103,002	$283,080	$110,086

The Compensation Committee may determine not to implement such program changes or such compensation changes in its sole discretion.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is filed as part of this Report:

Exhibit No.         Description

10.1                  Eighth Amended and Restated Equity Award Grant Policy.
104                 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEMAITRE VASCULAR, INC.

Dated: July 9, 2021	By:	/s/ George W. LeMaitre
Name: George W. LeMaitre
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Eighth Amended and Restated Equity Award Grant Policy.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)